Rule 497(e)
File Nos. 033-19946; 811-03072-01

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT DC VARIABLE ACCOUNT-I and
SEPARATE ACCOUNT TWO (DC VARIABLE ACCOUNT-II)

HV-1524 - Group Variable Annuity Contracts (Gardner and White)

Supplement dated September 24, 2026 to Prospectus dated May 1, 2026

Effective immediately, the current expense for American Funds® Insurance Series® Growth Fund – Class 2 is updated to 0.58%.

Effective immediately, the current expense for Invesco V.I. Comstock Fund - Series II is updated to 1.00%.

Accordingly, information for American Funds® Insurance Series® Growth Fund – Class 2 and Invesco V.I. Comstock Fund - Series II found in the table of funds in the “Appendix A – Underlying Funds” section of the above-referenced product Prospectus is updated as follows (all other information in the table of funds remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Large Growth	American Funds® Insurance Series® Growth Fund - Class 2	0.58%	20.23%	13.37%	17.97%
	Adviser: Capital Research and Management Company
	Subadviser: N/A
US Insurance Large Value	Invesco V.I. Comstock Fund - Series II	1.00%	17.14%	15.14%	11.67%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2026-PROSUPP-2